UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D)

of the Securities Exchange Act of 1934

January 7, 2022

Date of report (Date of earliest event reported)

Agile Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36464	23-2936302
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

101 Poor Farm Road
Princeton, New Jersey	08540
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (609) 683-1880

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	AGRX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

ATM Sales Agreement

On January 10, 2022, Agile Therapeutics, Inc. (the “Company”) entered into a Controlled Equity OfferingSM Sales Agreement (the “Sales Agreement”) with Cantor Fitzgerald & Co. and H.C. Wainwright & Co., LLC (together, the “Sales Agents”) with respect to an at the market offering program, under which the Company may, from time to time in its sole discretion, issue and sell through or to the Sales Agents, acting as the Company’s agents, up to $50.0 million of shares of the Company’s common stock, par value $0.0001 per share (the “Placement Shares”). The issuance and sale, if any, of the Placement Shares by the Company under the Sales Agreement will be made pursuant to a prospectus supplement to the Company’s registration statement on Form S-3, originally filed with the Securities and Exchange Commission (the “SEC”) on October 2, 2020 and declared effective by the SEC on October 14, 2020.

Pursuant to the Sales Agreement, the Sales Agents may sell the Placement Shares by any method deemed to be an “at the market offering” as defined in Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”). The Sales Agents will use commercially reasonable efforts consistent with normal trading and sales practices to sell the Placement Shares from time to time, based upon instructions from the Company (including any price, time or size limits or other customary parameters or conditions the Company may impose). The Company cannot provide any assurance that it will issue any shares of its common stock pursuant to the Sales Agreement.

The Company will pay the Sales Agents a commission of up to 3.0% of the gross sales proceeds of any Placement Shares sold under the Sales Agreement. In addition, pursuant to the terms of the Sales Agreement, the Company has agreed to reimburse the Sales Agents for the documented fees and costs of their legal counsel reasonably incurred in connection with (i) entering into the transactions contemplated by the Sales Agreement in an amount not to exceed $50,000 in the aggregate and (ii) the Sales Agents’ ongoing diligence, drafting and other filing requirements arising from the transactions contemplated by the Sales Agreement in an amount not to exceed $15,000 in the aggregate per calendar quarter.

The Company is not obligated to make any sales of Placement Shares under the Sales Agreement. The offering of Placement Shares pursuant to the Sales Agreement will terminate upon the earlier to occur of (i) the issuance and sale of all Placement Shares subject to the Sales Agreement and (ii) termination of the Sales Agreement in accordance with its terms.

The Sales Agreement contains representations, warranties and covenants that are customary for transactions of this type. In addition, the Company has agreed to indemnify the Sales Agents against certain liabilities, including liabilities under the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The foregoing description of the Sales Agreement is not complete and is qualified in its entirety by reference to the full text of the Sales Agreement, a copy of which is filed herewith as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The legal opinion of Morgan, Lewis & Bockius LLP as to the legality of the Placement Shares is being filed as Exhibit 5.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any offer, solicitation or sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Perceptive Credit Agreement Amendment

As previously disclosed, on February 10, 2020 the Company entered into a Credit Agreement and Guaranty with Perceptive Credit Holdings III, LP, a related party (“Perceptive”), for a senior secured term loan credit facility of up to $35.0 million (the “Perceptive Credit Agreement”). A first tranche of $5.0 million was funded on execution of the Perceptive Credit Agreement. A second tranche of $15.0 million was funded as a result of the approval of Twirla by the FDA. Another $15.0 million tranche will be available to the Company based on the achievement of certain revenue milestones.  On February 26, 2021 the Perceptive Credit Agreement was amended (“Amended Perceptive Credit Agreement”) to increase the total amount available to the Company to $45.0 million by creating a fourth tranche of $10.0 million that will be available based on the achievement of a revenue milestone. While another $25.0 million is available in these two separate tranches upon the achievement of certain revenue milestones, the Company does not believe it will achieve these milestones. The facility will be interest only until the third anniversary of the closing date. The interest rate and 1% fee payable upon the drawing of a tranche set forth in the Perceptive Credit Agreement also applied to the fourth tranche created by the Amended Perceptive Credit Agreement.  In addition, the Company received a covenant waiver pertaining to the existence of a “going concern” qualification in the accompanying opinion of the Company’s auditors in the Company’s Annual Report on Form 10-K, filed on March 1, 2021. In connection with the Amended Perceptive Credit Agreement, the Company issued to Perceptive a warrant to purchase 450,000 shares of the Company’s common stock with an exercise price of $2.87 per share.

On January 7, 2022, the Company and Perceptive entered into a second amendment to the Amended Perceptive Credit Agreement (the “Second Amendment”). The Second Amendment waives the Company’s obligations to comply with certain financial covenants relating to minimum revenue requirements through September 30, 2022 and to file financial statements along with its Annual Report on Form 10-K that are not subject to any “going concern” qualification. The effectiveness of the Second Amendment is conditioned upon the satisfaction of certain conditions, including the Company raising additional capital and prepaying a portion of its outstanding debt.

The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the Second Amendment, a copy of which is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Item 2.02. Results of Operations and Financial Condition.

As discussed below, in connection with its participation in the 40th Annual J.P. Morgan Healthcare Conference on January 13th, 2022, the Company updated its corporate presentation to include disclosure that the Company had an estimated $19 million of cash and cash equivalents on hand as of December 31, 2021. In the presentation, the Company also disclosed that it expects its net product sales revenue for the fourth quarter of 2021 to be approximately $1.4 to $1.5 million, reflecting market demand for Twirla as the Company completed its inventory drawdown, and its operating expenses for the fourth quarter of 2021 to be approximately $17.5 to $19.5 million. Additionally, the Company affirmed that it expects to take a non-cash charge for short-dated inventory of approximately $4.5 million in the fourth quarter of 2021.

Because the Company’s financial statements for the quarter and the year ended December 31, 2021 have not yet been finalized or audited, these preliminary statements regarding the Company’s cash and cash equivalents, net product sales revenue, operating expenses and non-cash charge are subject to change, and the Company’s actual cash and cash equivalents, net product sales revenue, operating expenses and non-cash charge for the applicable period may differ materially from these preliminary estimates. Accordingly, you should not place undue reliance on these preliminary estimates.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

To the extent required by Item 2.03 of Form 8-K, the information regarding the Amended Perceptive Credit Agreement and the Second Amendment set forth under Item 1.01 of this Form 8-K is incorporated by reference in this Item 2.03.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 7, 2022, the Company filed with the Secretary of State of the State of Delaware a certificate of amendment, or the Certificate of Amendment, to the Company’s Amended and Restated Certificate of Incorporation, to increase the number of shares of common stock authorized for issuance from 150,000,000 shares to 300,000,000 shares. The Certificate of Amendment was effective upon filing, and was approved at a special meeting of stockholders (the “Special Meeting”) of the Company held on January 7, 2022. The Company will file a separate Current Report on Form 8-K to report the voting results of the Special Meeting.

The foregoing description of the Certificate of Amendment is not complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed herewith as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01. Regulation FD.

J.P. Morgan Healthcare Conference Corporate Presentation

The information set forth in Item 2.02 of this Current Report on Form 8-K is incorporated into this Item 7.01 by reference.

The Company will participate in the 40th Annual J.P. Morgan Healthcare Conference in San Francisco, California, which is being held virtually, on Thursday, January 13, 2022 at 7:30 a.m. Eastern Time. The Company has updated its corporate presentation for use at investor conferences, including the J.P. Morgan Healthcare Conference. In addition to the above-referenced disclosure regarding the Company’s financial position for the quarter and year ended December 31, 2021, the updates primarily involve key performance metrics and future commercialization plans for Twirla.

A copy of the Company’s updated corporate presentation is attached hereto as Exhibit 99.1 and is hereby incorporated by reference herein.

New Jersey Business Tax Certificate Transfer Program NOLs

In 2021, the Company applied for participation in the New Jersey Business Tax Certificate Transfer Program, which is a program sponsored by the New Jersey Economic Development Authority (“NJEDA”) that enables qualified New Jersey-based biotechnology companies to sell a percentage of their net operating losses (“NOLs”) and research and development credits for cash. The Company’s application for participation in the NJEDA’s Business Tax Certificate Transfer Program has been approved. During the first quarter of 2022, the Company expects to receive net cash proceeds of approximately $4.675 million from the sale of $5 million worth of NOLs.

In accordance with General Instructions B.2 and B.6 of Form 8-K, the information included in Item 2.02 and Item 7.01 of this Report shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

Certain information contained in this Report may include “forward-looking statements.” Our use of terms such as “predicts,” “believes,” “potential,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should” or other words that convey uncertainty of future events or outcomes may identify these forward-looking statements.

In particular, statements regarding our ability to achieve certain revenue milestones pursuant to our credit facility with Perceptive, our projected cash position, net product sales revenue, operating expenses and non-cash charge and the proceeds we expect to receive from our participation in the New Jersey Business Tax Certificate Transfer Program are examples of such forward-looking statements. Such forward-looking statements are subject to important risks and uncertainties, including, but not limited to, risks related to our ability to maintain regulatory approval of Twirla, the ability of our third party manufacturer, Corium, to produce commercial supply in quantities and quality sufficient to satisfy market demand for Twirla, our ability to successfully commercialize and obtain market access for Twirla, the successful development of our sales and marketing capabilities, regulatory and legislative developments in the United States and foreign countries, our ability to obtain and maintain intellectual property protection for Twirla, the ongoing effects of the COVID-19 pandemic on our operations and the operations of third parties we rely on as well as on our potential customer base, growth of sales volume at a rate that allows us to avoid losses associated with dated, expired, excess or obsolete inventory and achieve our contractual minimum orders with Corium, our ability to receive proceeds from the sale of NOLs in connection with our participation in the New Jersey Business Tax Certificate Transfer Program, our ability to meet or exceed the revenue thresholds necessary to permit us to access the remaining amount available under our existing debt financing from Perceptive and other factors, including general economic conditions and regulatory developments, not within the Company’s control.

These factors could cause actual results and developments to be materially different from those expressed in or implied by such statements. These forward-looking statements are made only as of the date of this Report and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances. For additional information about the risks and uncertainties that may affect our business please see the factors discussed in “Risk Factors” in the Company’s periodic reports filed with the SEC.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
1.1	Controlled Equity OfferingSM Sales Agreement dated January 10, 2022 by and among Agile Therapeutics, Inc. and Cantor Fitzgerald & Co. and H.C. Wainwright & Co., LLC
3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on January 7, 2022.
5.1	Opinion of Morgan, Lewis & Bockius LLP
10.1	Waiver and Second Amendment to Credit Agreement and Guaranty among Agile Therapeutics, Inc., the guarantors from time to time party thereto, the lenders from time to time party thereto and Perceptive Credit Holdings III, LP, dated as of January 7, 2022.
23.1	Consent of Morgan, Lewis & Bockius LLP (contained in Exhibit 5.1)
99.1	Agile Therapeutics, Inc. Corporate Presentation
104	Cover Page Interactive Data File (Embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Agile Therapeutics, Inc.

Dated: January 10, 2022	By:	/s/ Alfred Altomari
	Name:	Alfred Altomari
	Title:	President and Chief Executive Officer